DELAWARE GROUP® EQUITY FUNDS V
Delaware Dividend Income Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund

DELAWARE GROUP FOUNDATION FUNDS
Delaware Foundation® Growth Allocation Fund

DELAWARE POOLED® TRUST
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio II
The International Equity Portfolio

VOYAGEUR INSURED FUNDS
Delaware Tax-Free Arizona Fund

Supplement to the current Statements of Additional Information
(each, an “SAI” and together, the “SAIs”) for each Fund
(each, a “Fund” and together, the “Funds”)

The following information replaces the fundamental investment restriction relating to making loans in the section entitled, “Investment Objective, Restrictions, and Policies – Fundamental Investment Restrictions” for the Funds referenced above. This Supplement does not alter the fundamental investment restriction relating to making loans for any additional funds included in the SAIs.

Each Fund shall not:

Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Please keep this supplement for future reference.

This Supplement is dated April 22, 2015.